Exhibit 10.24

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Warrant

To Purchase Common Stock of

BIOLIFE SOLUTIONS, INC.

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THE ISSUANCE OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW.  THIS WARRANT WAS ISSUED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT.  THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS SUCH OFFER, SALE, AND TRANSFER ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. FURTHERMORE, HEDGING TRANSACTIONS INVOLVING THE WARRANT OR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

WARRANT TO PURCHASE COMMON STOCK

OF

BIOLIFE SOLUTIONS, INC.

This is to Certify that, FOR VALUE RECEIVED, Walter Villiger, or assigns (the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from BIOLIFE SOLUTIONS, INC., a Delaware corporation (the "Company"), One Million (1,000,000) fully paid, validly issued, and nonassessable shares of common stock, par value $.001 per share, of the Company ("Common Stock") at any time or from time to time during the period set forth in Section (a) below, at an exercise price of $.07 per share.  The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock underlying this Warrant may be adjusted from time to time as hereinafter set forth.  The shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares", and the exercise price, as adjusted from time to time, is hereinafter sometimes referred to as the "Exercise Price".

(a)           EXERCISE OF WARRANT.

(1)           The Holder may exercise this Warrant, in whole or in part, at any time or from time to time during the period commencing on the date hereof and terminating 5:00 P.M. New York City time on November 29, 2015 (the “Termination Date”) by surrendering to the Company, at its principal executive offices, this Warrant accompanied by the Purchase Form attached hereto duly executed and the payment of the Exercise Price for the number of Warrant Shares specified in such Form.  Payment may be made in cash, by wire transfer or certified check payable to the order of the Company, by any other lawful consideration as the Company shall determine, or by any combination of such methods of payment.  In addition, the Holder may exercise this Warrant, in whole or in part, on a “cashless” basis as provided in Section (a)(2) below by surrendering to the Company this Warrant accompanied by the net issue election notice attached hereto duly executed.

(2)           The Holder may elect to receive, without the payment by the Holder of any additional consideration, Warrant Shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company.  Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Warrant Shares as is computed using the following formula:

X = Y (A-B)
A

where	X =	the number of Warrant Shares to be issued to the Holder pursuant to this Section (a)(2).

Y =	the number of Warrant Shares covered by this Warrant in respect of which the net issue election is made (i.e., the right to exercise is being surrendered) pursuant to this Section (a)(2).

A =	the Current Market Value (as determined under Section (c) hereof) as at the time the net issue election is made pursuant to this Section (a)(2).

B =	the Exercise Price in effect at the time the net issue election is made pursuant to this Section (a)(2).

(3)           The documentation and consideration, if any, delivered in connection with any exercise of this Warrant collectively are referred to as the “Warrant Exercise Documentation.”  As promptly as practicable, and in any event within five Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered to the Holder (A) certificates representing the number of validly issued, fully paid and nonassessable Warrant Shares specified in the Warrant Exercise Documentation, (B) if applicable, cash in lieu of any fraction of a Warrant Share as provided below, and (C) if this Warrant is exercised only in part, or is exercised on a cashless basis as provided in Section (a)(2) hereof, a new Warrant or Warrants of like tenor, dated the date hereof, evidencing the balance of the Warrant Shares in respect of which this Warrant shall not have been exercised or used in the cashless exercise.  Regardless of the date on which the items set forth in clauses (A), (B), and (C) of this Section (a)(3) are delivered, any exercise of this Warrant shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation, and the person entitled to receive Warrant Shares upon such exercise shall be treated for all purposes as having become the record holder of such Warrant Shares at such time.

(b)  RESERVATION OF SHARES.  The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.

(c)  FRACTIONAL SHARES.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Current Market Value of a share, determined as follows:

  (1)  If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the Current Market Value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

  (2)  If the Common Stock is not so listed or admitted to unlisted trading privileges, the Current Market Value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

  (3)  If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Current Market Value shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

(d)  EXCHANGE, TRANSFER, ASSIGNMENT, OR LOSS OF WARRANT.  This Warrant is exchangeable and transferable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or, at the Company's option, at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder.  Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall execute and deliver, without charge, a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant promptly shall be cancelled.  This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice, signed by the Holder hereof, specifying the names and denominations in which new Warrants are to be issued.  The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and (in the case of loss, theft, or destruction) of reasonably satisfactory indemnification or (if mutilated) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date.  Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(e)  RIGHTS OF THE HOLDER.  The Holder shall not be entitled, by virtue hereof, to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

(f)  ANTI-DILUTION PROVISIONS.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

  (1)  If the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, then the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that upon exercise of this Warrant after such date, the Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised by such Holder immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination, or reclassification.

  (2)  If the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price per share (or having a conversion price per share) less than the current market price of the Common Stock (as defined in Subsection (6) below) on the record date mentioned below or less than the Exercise Price in effect immediately prior to the date of such issuance, then the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock or the Exercise Price in effect immediately prior to such issuance, whichever is higher, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible).  Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants.  To the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

  (3)  If the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (1) above) or subscription rights or warrants (excluding those referred to in Subsection (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Subsection (6) below), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock.  Such adjustment shall be made successively whenever such a record date is fixed.  Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

  (4)  To the extent that an adjustment has been made for purposes of determining the Exercise Price upon issuance of any rights, options, or warrants to purchase Common Stock, then the subsequent issuance of Common Stock upon actual exercise of the rights, options, or warrants shall be excluded from the adjustment provisions hereof.

  (5)  Whenever the Exercise Price is adjusted pursuant to Subsections (1), (2), or (3) above, the number of Warrant Shares purchasable upon exercise of this Warrant simultaneously shall be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

  (6)  For the purpose of any computation under Subsections (2) and (3) above, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices of the Common Stock for 20 consecutive trading days before such date.  The closing price for each day shall be the last sale price or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the average of the highest reported bid and lowest reported asked prices as reported by NASDAQ or other similar organization if NASDAQ is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors.

  (7)  No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least two cents ($0.02) in such price; provided, however, that any adjustments which by reason of this Subsection (7) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder.  All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.  Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification, or combination of Common Stock, hereafter made by the Company shall not result in any federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including the Warrants).

(8)  If, at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant, upon exercise, shall become entitled to receive any shares of the Company other than Common Stock, then thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (7) above.

(9)  Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrant certificates theretofore or thereafter issued upon exchange, transfer, assignment, loss of certificate, or upon exercise in part may continue to express the same price and number and kind of shares as were stated in the Warrant certificates when the same were issued.

(g)  OFFICER'S CERTIFICATE.  Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company forthwith shall file in the custody of its Secretary or an Assistant Secretary at its principal office and with the stock transfer agent responsible for this Warrant, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment.  Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and, forthwith after each such adjustment, the Company shall mail a copy of such certificate to the Holder by certified mail.  In the event of a failure by the Company to deliver an officer's certificate within thirty (30) days of the occurrence of an event requiring an adjustment under the provisions of Section (f) hereof, the Termination Date shall be extended by the length of time equal to the time between the thirtieth day after the adjustment event and the date the officer's certificate is delivered.

(h)  NOTICES TO WARRANT HOLDERS.  So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, (ii) if the Company shall offer to all of the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease, or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation, or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least ten days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution, or rights, or (y) such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation, or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, lease, transfer, dissolution, liquidation, or winding up.

(i)           RECLASSIFICATION, REORGANIZATION OR MERGER.  In case of any reclassification, capital reorganization, or other change of outstanding shares of Common Stock, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification, capital reorganization, or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease, or conveyance to another corporation of all or substantially all of the business and assets of the Company, the Company, as a condition precedent to such transaction, shall cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of this Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization or other change, consolidation, merger, sale, or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale, lease, or conveyance.  Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant.  The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations or other changes of shares of Common Stock and to successive consolidations, mergers, sales, leases, or conveyances.  If, in connection with any such reclassification, capital reorganization or other change, consolidation, merger, sale, lease, or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, then any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

(j)           REGISTRATION UNDER THE SECURITIES ACT OF 1933.

(1)           If the Holder is not entitled to resell the Warrant Shares under Rule 144 of the Act, then, within twelve (12) months of the exercise of this Warrant, the Company shall file at its own expense a registration statement on Form S-3 if available for use by the Company (the "Registration Statement"), covering the resale of the Warrant Shares by the Holder thereof, and shall use its best efforts to cause the Registration Statement to become effective and to keep the Registration Statement effective until such time that the Warrant Shares have been sold or the Holder is entitled to sell the Warrant Shares under Rule 144.  The Warrant Shares also shall be registered under such state securities laws as the Holder may reasonably request.  The Company promptly shall give the Holders written notification of the effectiveness of the Registration Statement under the Act, and, when determined, each state where registered.

(2)           Notwithstanding the above, the Company's obligation to file the Registration Statement, and/or to keep the Registration continuously effective shall be suspended during any period that there exists any material, non-public information relating to the Company. Holder recognizes that the occurrence of certain corporate developments, including significant acquisitions, may result in the failure of the Registration Statement to contain all information required in accordance with applicable law until an amendment or supplement is filed and made available to the Holder.  Holder recognizes that in such event, sales under the Registration Statement will be suspended until the Company files the necessary amendments or supplements thereto.  The Company agrees to use its best efforts to prepare and file with the Securities and Exchange Commission, such amendments and supplements to the Registration Statement, as well as the prospectus used in connection therewith, as may be necessary to keep the Registration Statement effective until such time as all of the Warrant Shares covered by the Registration Statement are sold or the Holder is entitled to sell such Warrant Shares under Rule 144.  In connection therewith, the Company shall supply prospectuses and such other documents as the Holder may reasonably request in order to facilitate the sale or other disposition of such Warrant Shares.

(3)           If at any time the Company shall determine to register under the Act any of its capital stock (other than a registration pursuant to Section (j)(1), a registration relating solely to the sale of securities to participants in a Company employee benefits plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Warrant Shares or a registration in which the offer and sale of the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), it shall send to the Holder written notice of such determination and, if within fifteen (15) days after receipt of such notice, the Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Warrant Shares that the Holder requests to be registered.  If the total amount of shares requested by the Holder to be included in such offering exceeds the amount of securities that the managing underwriter determines in its sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Warrant Shares, which the managing underwriter determines in its sole discretion will not jeopardize the success of the offering (the securities so included to be allocated first, to the Company, and second, to the Holder).  The number of shares requested to be included by the Holder shall not be reduced below 10% of the total number of securities to be provided in the registration.

(4)           The Company will make timely filings of all required reports in accordance with requirements of the Securities Exchange Act of 1934, as amended.

(5)           In the case of a registration under this Section (j), the Company shall bear all costs and expenses of such registration, including, but not limited to, filing fees, “blue sky” fees and expenses, and all NASD, stock exchange listing and qualification fees; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the underwriter’s commissions or discounts attributable to the Warrant Shares being offered and sold by the Holder, (ii) any stock transfer taxes, (iii) any fees of counsel for the Holder, or (iv) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun if the registration request is subsequently withdrawn at the request of the Holder.

(6)           The Company shall indemnify and hold harmless the Holder of the Warrant Shares covered by the Registration Statement, each underwriter (within the meaning of the Act) of the Warrant Shares, and each person, if any, who controls (within the meaning of the Act) the Holder and/or any such underwriter, from, against, for and in respect of any and all losses, claims, damages, liabilities, expenses (including reasonable attorneys fees), and costs (collectively, the "Liabilities") to which the Holder, underwriter, or controlling person may become subject, under the Act or otherwise, insofar as such Liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus constituting a part thereof, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Company shall reimburse the Holder, underwriter, and controlling person for any and all expenses (including reasonable attorneys’ fees) reasonably incurred by each such party in connection with investigating or defending any such Liability or action; provided, however, the Company shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or omission in such Registration Statement, preliminary prospectus, final prospectus, amendment or supplement, made in reliance upon and in conformity with information furnished by any Holder, underwriter, or controlling person.

(7)           The Holder shall indemnify and hold harmless the Company, each of its directors and officers who have signed such Registration Statement as well as such amendments and supplements thereto, and each person, if any, who controls the Company (within the meaning of the Act), from, against, for and in respect to any and all Liabilities to which the Company or any such director, officer, or controlling person may become subject, under the Act or otherwise, insofar as such Liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, preliminary prospectus, final prospectus, amendment or supplement, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Holder shall reimburse the Company or any such director, officer, or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any such Liability or action; provided, however, in each case, the Holder shall be liable only to the extent that such untrue statement or omission in such Registration Statement, preliminary prospectus, final prospectus, amendment or supplement, was made in reliance upon and in conformity with information furnished by the Holder.

(k)  AMENDMENT; WAIVER OF PROVISIONS.  This Warrant may not be amended and compliance with any provision hereof may not be waived, except pursuant to a written instrument signed by the parties hereto.

Dated:  As of November 29, 2010

BIOLIFE SOLUTIONS, INC.

By:	/S/ MICHAEL RICE
Mike Rice, President

PURCHASE FORM

                                        Dated _____________, ____

The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _____________ shares of Common Stock and hereby makes payment of __________________________ in payment of the actual exercise price thereof.  Please issue and deliver all such shares to the undersigned at the address stated below.

Name:
(Please typewrite or print in block letters)

Address:

Signature:

________________

ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns, and transfers unto

Name________________________________________________________________________
(Please typewrite or print in block letters)

Address_____________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of _______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________ attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date _______________, _____

Signature__________________________

NET ISSUE ELECTION NOTICE

To:           BioLife Solutions, Inc.
 3303 Monte Villa Parkway
 Suite 310
 Bothell, WA 98021

The undersigned hereby elects under Section (a)(2) to surrender the right to purchase _______ Warrant Shares pursuant to this Warrant.  The certificate(s) for the Warrant Shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

______________________________________
Name (please print)

______________________________________

______________________________________
Address

______________________________________
Signature

______________________________________
Name for Registration (if different from name above)

Dated:_______________

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